Exhibit 99.1

SolarEdge Announces First Quarter 2021 Financial Results

MILPITAS, Calif. — May 3, 2021. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the first quarter ended March 31, 2021.

First Quarter 2021 Highlights

•	Revenues of $405.5 million
•	Revenues from solar products of $376.4 million
•	GAAP gross margin of 34.5%
•	Non-GAAP gross margin of 36.5%
•	GAAP gross margin from sale of solar products of 38.3%
•	Record non-GAAP gross margin from sale of solar products of 39.7%
•	GAAP net income of $30.1 million
•	Non-GAAP net income of $55.5 million
•	GAAP net diluted earnings per share (“EPS”) of $0.55
•	Non-GAAP net diluted EPS of $0.98
•	1.69 Gigawatts (AC) of inverters shipped

“We are happy to report our first quarter results, representing continued growth in our solar business across geographies and segments,” said Zvi Lando, CEO of SolarEdge. “We are particularly pleased with our operational performance this quarter, which will enable us to meet the continued increase in demand for our residential and commercial products worldwide.  This quarter, we also began delivering full powertrain kits for the e-Mobility sector in Europe in line with our growth strategy beyond solar.”

First Quarter 2021 Summary

The Company reported revenues of $405.5 million, up 13% from $358.1 million in the prior quarter and down 6% from $431.2 million in the same quarter last year.

Revenues related to the sale of solar products were $376.4 million, up 15% from $327.1 million in the prior quarter and down 8% from $407.6 million in the same quarter last year.

GAAP gross margin was 34.5%, up from 30.8% in the prior quarter and up from 32.5% year over year.

Non-GAAP gross margin was 36.5%, up from 32.5% in the prior quarter and up from 33.6% year over year.

GAAP gross margin from the sale of solar products was 38.3%, up from 35.3% in the prior quarter and up from 34.6% year over year.

Non-GAAP gross margin from the sale of solar products was 39.7%, up from 36.2% in the prior quarter and up from 35.0% year over year.

GAAP operating expenses were $95.9 million, flat with $95.9 million in the prior quarter and up 33% from $72.2 million in the same quarter last year.

Non-GAAP operating expenses were $76.2 million, up 4% from $72.9 million in the prior quarter and up 15% from $66.3 million in the same quarter last year.

GAAP operating income was $44.1 million, up 206% from $14.4 million in the prior quarter and down 35% from $67.8 million in the same quarter last year.

Non-GAAP operating income was $71.9 million, up 65% from $43.5 million in the prior quarter and down 9% from $78.6 million in the same quarter last year.

GAAP net income was $30.1 million, up 70% from $17.7 million in the prior quarter and down 29% from $42.2 million in the same quarter last year.

Non-GAAP net income was $55.5 million, compared to $55.7 million in the prior quarter and up 10% from $50.7 million in the same quarter last year.

GAAP EPS was $0.55, up from $0.33 in the prior quarter and down from $0.81 in the same quarter last year.

Non-GAAP net diluted EPS was $0.98, flat with $0.98 in the prior quarter and up from $0.95 in the same quarter last year.

Cash flow from operating activities was $24.1 million, down from $27.2 million in the prior quarter and down from $107.7 million in the same quarter last year.

As of March 31, 2021, cash, cash equivalents, bank deposits, restricted bank deposit and marketable securities totaled $515.2 million, net of debt, compared to $530.2 million on December 31, 2020.

Outlook for the Second Quarter 2021

The Company also provides guidance for the second quarter ending June 30, 2021 as follows:

•	Revenues to be within the range of $445 million to $465 million
•	Non-GAAP gross margin expected to be within the range of 32% to 34%
•	Revenues from solar products to be within the range of $405 million to $420 million
•	Non-GAAP gross margin from sale of solar products expected to be within the range of 36% to 38%

Conference Call

The Company will host a conference call to discuss these results at 4:30 p.m. ET on Monday, May 3, 2021. The call will be available, live, to interested parties by dialing 800-367-2403. For international callers, please dial +1 334-777-6978. The Conference ID number is 5167186.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, electric vehicle powertrains, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K/A for the year ended December 31, 2020, filed on February 19, 2021 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of May 3, 2021.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands)

	Three months ended March 31,
	2021	2020
	Unaudited

Revenues	$405,489	$431,218
Cost of revenues	265,415	291,910

Gross profit	140,074	140,008

Operating expenses:
Research and development	46,977	36,695
Sales and marketing	26,911	24,253
General and administrative	19,849	16,185
Other operating expenses (income), net	2,209	(4,900)

Total operating expenses	95,946	72,233

Operating income	44,128	67,775

Financial expenses, net	6,097	16,605

Income before income taxes	38,031	51,170

Income taxes	7,955	8,922

Net income	$30,076	$42,248

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2021	2020
CURRENT ASSETS:
Cash and cash equivalents	$685,157	$827,146
Short-term bank deposits	43,626	60,096
Restricted bank deposits	2,509	2,611
Marketable securities	139,079	143,687
Trade receivables, net of allowances of $3,576 and $2,886, respectively	271,713	218,706
Inventories, net	340,038	331,696
Prepaid expenses and other current assets	102,985	135,399
Total current assets	1,585,107	1,719,341

LONG-TERM ASSETS:
Marketable securities	294,828	147,434
Deferred tax assets, net	17,353	11,676
Property, plant and equipment, net	312,214	303,408
Operating lease right-of-use assets, net	39,804	41,600
Intangible assets, net	64,196	67,818
Goodwill	134,620	140,479
Other long-term assets	16,473	5,353
Total long-term assets	879,488	717,768

Total assets	$2,464,595	$2,437,109

CURRENT LIABILITIES:
Trade payables, net	$122,063	$162,051
Employees and payroll accruals	63,929	63,738
Current maturities of bank loans and accrued interest	16,215	16,894
Warranty obligations	63,443	62,614
Deferred revenues and customers advances	21,065	24,648
Accrued expenses and other current liabilities	111,011	106,154
Total current liabilities	397,726	436,099

LONG-TERM LIABILITIES:
Convertible senior notes, net	619,357	573,350
Warranty obligations	154,510	142,380
Deferred revenues	122,168	115,372
Deferred tax liabilities, net	-	8,593
Finance lease liabilities	24,918	26,173
Operating lease liabilities	32,667	35,194
Other long-term liabilities	13,325	14,191
Total long-term liabilities	966,945	915,253

STOCKHOLDERS’ EQUITY:
Common stock	5	5
Additional paid-in capital	595,716	603,891
Accumulated other comprehensive income (loss)	(6,761)	3,857
Retained earnings	510,964	478,004
Total stockholders’ equity	1,099,924	1,085,757

Total liabilities and stockholders’ equity	$2,464,595	$2,437,109

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three months ended March 31,
	2021	2020
Cash flows provided by operating activities:
Net income	$30,076	$42,248
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	6,887	5,004
Amortization of intangible assets	2,391	2,321
Amortization of debt discount and debt issuance costs	724	-
Amortization of premium and accretion of discount on available-for-marketable securities, net	1,295	120
Stock-based compensation expenses	23,153	12,773
Deferred income taxes, net	(2,141)	(2,859)
Loss from disposal of assets	2,147	6
Exchange rate fluctuations and other items, net	13,303	(1,018)
Changes in assets and liabilities:
Inventories, net	(8,376)	(29,004)
Prepaid expenses and other assets	20,218	49,888
Trade receivables, net	(57,380)	59,420
Trade payables, net	(39,034)	(17,589)
Employees and payroll accruals	7,477	11,821
Warranty obligations	13,088	13,809
Deferred revenues and customers advances	3,615	(31,729)
Other liabilities	6,640	(7,466)
Net cash provided by operating activities	24,083	107,745
Cash flows from investing activities:
Investment in available-for-sale marketable securities	(186,528)	(31,924)
Proceed from maturities of available-for-sale marketable securities	40,450	42,333
Purchase of property, plant and equipment	(24,545)	(27,053)
Withdrawal from (investment in) bank deposits, net	16,470	(3,316)
Other investing activities	571	36
Net cash used in investing activities	(153,582)	(19,924)
Cash flows from financing activities:
Repayment of bank loans	(34)	(15,232)
Proceeds from bank loans	-	15,295
Proceeds from exercise of stock-based awards net of tax withholding	(1,716)	3,308
Other financing activities	(312)	(56)
Net cash provided by (used in) financing activities	(2,062)	3,315
Increase (decrease) in cash and cash equivalents	(131,561)	91,136
Cash and cash equivalents at the beginning of the period	827,146	223,901
Effect of exchange rate differences on cash and cash equivalents	(10,428)	9,035
Cash and cash equivalents at the end of the period	$685,157	$324,072

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Gross profit (GAAP)	140,074	110,325	140,008
Revenues from finance component	(86)	----	----
Stock-based compensation	5,790	3,720	2,273
Cost of product adjustment	----	----	313
Amortization and depreciation of acquired assets	2,312	2,374	2,356
Gross profit (Non-GAAP)	148,090	116,419	144,950

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Gross margin (GAAP)	34.5%	30.8%	32.5%
Revenues from finance component	0.0%	----	----
Stock-based compensation	1.4%	1.0%	0.5%
Cost of product adjustment	----	----	0.1%
Amortization and depreciation of acquired assets	0.6%	0.7%	0.5%
Gross margin (Non-GAAP)	36.5%	32.5%	33.6%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Operating expenses (GAAP)	95,946	95,898	72,233
Stock-based compensation - R&D	(8,798)	(8,919)	(5,378)
Stock-based compensation - S&M	(5,435)	(8,710)	(3,192)
Stock-based compensation - G&A	(3,130)	(2,967)	(1,930)
Amortization and depreciation of acquired assets - R&D	(12)	(14)	(26)
Amortization and depreciation of acquired assets - S&M	(237)	(230)	(295)
Amortization and depreciation of acquired assets - G&A	(8)	(8)	(9)
Assets sale (disposal)	62	(649)	----
Other operating income (expenses)	(2,209)	(1,471)	4,900
Operating expenses (Non-GAAP)	76,179	72,930	66,303

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Operating income (GAAP)	44,128	14,427	67,775
Revenues from finance component	(86)	----	----
Cost of product adjustment	----	----	313
Stock-based compensation	23,153	24,316	12,773
Amortization and depreciation of acquired assets	2,569	2,626	2,686
Assets (sale) disposal	(62)	649	----
Other operating (income) expenses	2,209	1,471	(4,900)
Operating income (Non-GAAP)	71,911	43,489	78,647

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Financial expenses (income), net (GAAP)	6,097	(10,380)	16,605
Notes due 2025	(724)	(3,017)	----
Non cash interest	(1,336)	(1,305)	(1,128)
Currency fluctuation related to lease standard	2,289	(2,172)	1,033
Amortization and depreciation of acquired assets	----	----	(982)
Financial expenses (income), net (Non-GAAP)	6,326	(16,874)	15,528

	Reconciliation of GAAP to Non-GAAP Tax on income
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Tax on income (GAAP)	7,955	7,152	8,922
Deferred taxes	2,141	(2,522)	3,536
Tax on income (Non-GAAP)	10,096	4,630	12,458

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Net income (GAAP)	30,076	17,655	42,248
Revenues from finance component	(86)	----	----
Cost of product adjustment	----	----	313
Stock-based compensation	23,153	24,316	12,773
Amortization and depreciation of acquired assets	2,569	2,626	3,668
Assets (sale) disposal	(62)	649	----
Other operating (income) expenses	2,209	1,471	(4,900)
Notes due 2025	724	3,017	----
Non cash interest	1,336	1,305	1,128
Currency fluctuation related to lease standard	(2,289)	2,172	(1,033)
Deferred taxes	(2,141)	2,522	(3,536)
Net income (Non GAAP)	55,489	55,733	50,661

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Net basic earnings per share (GAAP)	0.58	0.34	0.86
Revenues from finance component	0.00	----	----
Cost of product adjustment	----	----	0.01
Stock-based compensation	0.45	0.48	0.25
Amortization and depreciation of acquired assets	0.05	0.05	0.08
Assets (sale) disposal	0.00	0.01	----
Other operating (income) expenses	0.04	0.03	(0.10)
Notes due 2025	0.01	0.06	----
Non cash interest	0.03	0.02	0.02
Currency fluctuation related to lease standard	(0.05)	0.05	(0.02)
Deferred taxes	(0.04)	0.05	(0.07)
Net basic earnings per share (Non-GAAP)	1.07	1.09	1.03

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(In thousands, except share and per share data)

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Net diluted earnings per share (GAAP)	0.55	0.33	0.81
Revenues from finance component	0.00	----	----
Cost of product adjustment	----	----	0.01
Stock-based compensation	0.40	0.44	0.21
Amortization and depreciation of acquired assets	0.04	0.05	0.07
Assets (sale) disposal	0.00	0.01	----
Other operating (income) expenses	0.04	0.03	(0.09)
Notes due 2025	0.00	0.02	----
Non cash interest	0.03	0.02	0.02
Currency fluctuation related to lease standard	(0.04)	0.04	(0.02)
Deferred taxes	(0.04)	0.04	(0.06)
Net diluted earnings per share (Non-GAAP)	0.98	0.98	0.95

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended
	March 31, 2021	December 31, 2020	March 31, 2020
Number of shares used in computing net diluted earnings per share (GAAP)	55,997,136	53,496,384	52,172,720
Stock-based compensation	766,187	865,179	1,399,732
Notes due 2025	----	2,276,818	----
Number of shares used in computing net diluted earnings per share (Non-GAAP)	56,763,323	56,638,381	53,572,452